EXHIBIT 10.12


                    REVOLVING LINE OF CREDIT PROMISSORY NOTE

$2,500,000.00                                                  December 15, 2000
                                                    Made, executed and delivered
                                                         in International Waters

         FOR VALVE RECEIVED, the undersigned, EAGLE AMALGAMATED SERVICES, INC. and SAC-I, INC. (hereafter collectively the "Borrower"), hereby jointly and severally promise to pay to the order of FLORIDA ENGINEERED CONSTRUCTION PRODUCTS CORPORATION (hereinafter the "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), or so much as may be outstanding, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rate of ten percent (10%). All principal, together with interest, shall be payable in full upon demand.

         Borrower may prepay this Revolving Line of Credit Promissory Note (the "Note") in whole or in part at any time during the term hereof, provided that any such payment shall first be applied to any charges and costs then due and payable hereunder, then to interest, and finally to principal.

         The occurrence of any default by Borrower hereunder shall entitle Lender, at its option, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorneys' fees and court costs at trial, on any appeal, and in any bankruptcy proceedings.

         Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy.

         This document has been made, executed and delivered in international waters. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, regardless of where made, executed or delivered, and is intended to take effect as an instrument under seal, constitutes a contract under the laws of the State of Florida, and shall be enforceable in a court of competent jurisdiction in said State, without regard to the place in which this Note is made, executed and delivered.

         This Note evidences borrowings in the principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) but notwithstanding such expression, the actual indebtedness from time to time evidenced hereby shall be the sum of all advances made to the undersigned, less the aggregate amount of all principal repayments made by the undersigned; it being the intent and the purpose of this Note to provide a revolving line of credit which the undersigned may draw against and which the holder of this Note will advance from time to time, and which the undersigned may repay in whole or in part from time to time and again draw against, so that the principal amount outstanding hereunder may fluctuate in accordance with such advances and repayments. Provided however, the aggregate principal amount outstanding under this Note shall not at any time exceed the principal sum of $2,500,000.00. Anything herein to the contrary notwithstanding the right of the undersigned to request advances hereunder is subject to and limited by any terms and conditions of the Agreement that may be established by Lender from time to time at its sole discretion.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly made, executed and delivered on the date first above written.

                                   "BORROWER"

                                   EAGLE AMALGAMATED SERVICES, INC.

                                   By: /s/ PHILIP RAPPA
                                       ----------------------------
                                       Secretary

                                                   (Corporate Seal)


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

United States Territorial Waters or International Waters:
         Latitude   N 27 47.52
         Longitude  W 83 02.01


         The foregoing instrument was acknowledged before me, ______, this 15th day of Dec. 2000, on a vessel of which I am the Captain located at Latitude N 27
47.52 and Longitude W 83 01.01, which is located outside the territorial limits of the State of Florida, by Philip M. Rappa as Secretary of Eagle Amalgamated Services, Inc., who is either ___ personally known to me or [X] has produced a Florida driver's license as identification.


                                   Captain's Signature: /s/ DAVID S. COOVER
                                                        -----------------------
                                   Print Name:          DAVID COOVER
                                                        -----------------------
                                   License Number:      306936
                                                        -----------------------


                                   SAC-I, INC.

                                   By: /s/ PHILIP RAPPA
                                       ----------------------------------------
                                       Secretary

                                                  (Corporate Seal)


United States Territorial Waters or International Waters:
         Latitude   N 27 47.52
         Longitude  W 83 02.01

         The foregoing instrument was acknowledged before me, ______, this 15th day of Dec. 2000, on a vessel of which I am the Captain located at Latitude N 27
47.52 and Longitude W 83 02.01, which is located outside the territorial limits of the State of Florida, by Philip M. Rappa as Secretary of JAC-I, Inc. who is either ____ personally known to me or [X] has produced a Florida driver's license as identification.


                                   Captain's Signature: /s/ DAVID S. COOVER
                                                        -------------------
                                   Print Name:          DAVID S. COOVER
                                                        -------------------
                                   License Number:      306936
                                                        -------------------


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
                               SECURITY AGREEMENT

         1.       DATE.             December 15, 2000

         2.       PARTIES.          The parties to this Agreement are:


                           Debtors:         EAGLE AMALGAMATED SERVICES, INC.
                                                and
                                            SAC-I, INC.

                           Secured Party:   FLORIDA ENGINEERED CONSTRUCTION
                                              PRODUCTS CORPORATION

         3. GRANT OF SECURITY INTEREST. The Debtors hereby grant to the Secured Party a security interest in the following Collateral to secure the payment and performance of the obligations set out in this Agreement.

         4. COLLATERAL. The property serving as Collateral and subject to the above security interest are all furniture, fixtures, machinery, equipment, accounts receivable, and causes of action including but not limited to all accounts receivable and causes of action arising out of the Memphis Convention Center Project, including all claims which have been or may be asserted in that certain lawsuit styled EAGLE AMALGAMATED SERVICES, INC. V. ENGINEERED DEMOLITION, INC., ET AL., pending in the Circuit Court of Shelby County, Tennessee, for the Thirteenth Judicial District at Memphis, Case No. CT-005005-00, Division 4.

         5. OBLIGATIONS OF DEBTORS. The obligations of the Debtors that are subject to this Security Agreement are the repayment of that certain Revolving Line of Credit Promissory Note ("Promissory Note") dated December 15, 2000, in the principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) from the Debtors in favor of Secured Party, the terms and conditions of such a Promissory Note being expressly incorporated herein. A copy of said Promissory Note is attached hereto as Exhibit "B".

         6. WARRANTIES AND COMMITMENTS. Debtors hereby warrant and agree to the following:

                  (a) TITLE. The Debtors are the owners with the full right and interest in the Collateral that is subject to this Agreement, which is free and clear of any and all liens, claims, encumbrances, and the like, with the exception of any liens or encumbrances which have been disclosed to Secured Party. The Debtors have full authority to use the same as Collateral and agree to defend the Collateral against all other persons who, at any time, may claim an interest in it.

                  (b) NEGATIVE PLEDGE. The Debtors agree that during the course of this Agreement and as long as any obligation that is subject to this Agreement remains outstanding the Debtors will not grant a security interest in the Collateral subject to this Agreement to any person or entity without the prior written consent of the Secured Party.

                  (c) LIENS AND ENCUMBRANCES. The Debtors agree that during the course of this Agreement and as long as any indebtedness or other obligation that is subject to this Agreement remains outstanding the Debtors will keep the Collateral free from any and all liens, encumbrances, and the like.

                  (d) ASSIGNMENT OF COLLATERAL. The Debtors will not assign, transfer, discount, sell, offer for sale, or otherwise dispose of the Collateral or any interest in the Collateral save as provided in this Security Agreement without prior written consent of the Secured Party.

                  (e) TAXES. The Debtors agree to pay all taxes and assessments on the Collateral as required and when due. Should the Debtors fail to do so, the Secured Party, although not required to do so, may, at its sole option, pay or discharge the same. Any such payment shall become an obligation of the Debtors which is secured by the collateral to this Agreement.

                  (f) CORPORATE AUTHORITY. The Corporate Debtors, warrant that:

                           (i) They are duly authorized and existing under the laws of the State of Florida.

                           (ii) They are qualified and in good standing in all states in which they are doing business.

                           (iii)    The execution and performance of this
                                    Agreement:

                                    (1)      Are within the Debtors' corporate
                                             powers;

                                    (2)      Have been duly authorized; and

                                    (3)      Are not in contravention of any law
                                             or the Debtors' charter, or any
                                             agreement or undertaking of which
                                             the Debtors are a party or by which
                                             it is bound.

         7. FINANCING STATEMENTS AND OTHER DOCUMENTS. The Debtors agree to execute one or more Financing Statements as determined by Secured Party and in a form satisfactory to the Secured Party, and Secured Party is authorized to file Financing Statements in any location deemed necessary or advisable to perfect the Secured Party's security interest in the Collateral or proceeds. The Debtors expressly agree to sign such Financing Statements on request of the Secured Party.

         The Debtors also agree to cooperate fully with the Secured Party in executing additional


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

instruments, documents, financing statements, amendments to financing statements, and the like as may be deemed necessary or advisable by the Secured Party in order to maintain and continue the security interest created by this Security Agreement.

         The Debtors agree that a carbon, photographic or other reproduction of a Financing Statement is sufficient as a financing statement under this Agreement.

         8.       REPORTS, INSPECTIONS AND THE LIKE.

                  (a) The Debtors agree to the examination, auditing, and inspection of their books and records from time to time by the Secured Party, its assigns, or its agents as may be deemed necessary or advisable by the Secured Party in the protection of its interests under this Agreement. The Debtors agree to cooperate fully in this matter and further agree to the making of extracts and copies as well as to the verification of all accounts by the Secured Party or its agents, which includes but is not limited to the contracting of account debtors.

                  (b) The Debtors will furnish on request and from time to time to the Secured Party or its assigns trial balances on aged accounts; statements of accounts or commissions with customers or insurance carriers; and certified financial statements, including but not limited to, balance sheet and profit and loss statements, together with accountant's comments.

                  (c) The Debtors will promptly inform the Secured Party or its assigns of any change in directors, officers or key employees.

                  (d) The Debtors will cooperate fully with the Secured Party or its assigns in the furnishing of such assignments, schedules, documents and the like as they may deem necessary or advisable to the creation, perfection, maintenance or protection of their interest in the Collateral subject to this Agreement.

         9.       COLLECTIONS.

                  (a) The Debtors shall collect the accounts and other obligations serving as Collateral or proceeds under this Agreement and shall do so at the Debtors' own expense until such right of collection is expressly revoked by the Secured Party. Such revocation may be either prior or subsequent to default.

                  (b) The secured Party may at any time and from time to time, whether prior or subsequent to default:

                           (i) Notify any account Debtors or obligor of the existence of this Agreement; and


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

                           (ii) Direct such party to henceforth make payment directly to the Secured Party of any and all sums then due to become due to Debtors.

         Upon such notice and demand, the Secured Party's receipt of any payment shall operate as payment from the Debtors and release of any amount so paid.

                  (c) The Secured Party is authorized to endorse in the name of the Debtors any item of Collateral or proceeds subject to this Agreement, however received.

                  (d) The Secured party may, at the Debtors' expense, enforce collection by suit or otherwise and may do so either in its own name or in the names of the Debtors, of any item of Collateral or proceeds subject to this Agreement. This shall include, but not be limited to, the right to compromise, extend or renew any indebtedness or to surrender, release, exchange, sell or discount all or any part thereof.

         10. DEFAULT. It is agreed that the following events shall constitute a default under this Agreement:

                  (a) NON-PAYMENT. Any failure of the Debtors to pay when due any obligation secured by this Agreement shall constitute a default. This includes, but is not limited to, any failure to pay principal or interest when due, failure to pay taxes and failure to timely pay any note or other document evidencing obligations contained in this Agreement.

                  (b) NONPERFORMANCE. Any failure of the Debtors, or any one of them, to perform or observe fully and in a satisfactory manner the terms of this Agreement shall constitute a default.

                  (c) WARRANTIES AND REPRESENTATIONS THAT PROVE FALSE. Any warranty or representation made to the Secured Party in order to induce the extension of credit to the Debtors, whether made by the Debtors, or any one of them, or by others on behalf of the Debtors, including agents, employees, sureties, guarantor, consignors and the like and whether such representations are contained in this Agreement or in related materials, such as financial guaranties, or in any financial instrument, including, without limitation, the Promissory Note executed in conjunction with this Agreement, if incorrect in any material respect shall operate as a default under this Agreement.

                  (d) LEVY AND ATTACHMENTS. Seizure, attachment or levy on any property of the Debtors, or any of them, whether or not such property is covered by this Agreement, shall operate as a default under this Agreement.


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

                  (e) INSOLVENCY AND THE LIKE. It shall operate as a default under this Agreement if for any reason:

                           (i)      The Debtors become insolvent;

                           (ii) The Debtors become subject to any proceeding under the bankruptcy or insolvency laws, including an assignment for the benefit of creditors; or

                           (iii) The Debtors have their property placed under the custody of a receiver or trustee.

                  (f) ALTERATION OF DEBTORS' OPERATING CONDITIONS. Dissolution or any other termination of the existence of the Debtors or any forfeiture of their right to do business, as well as merger, consolidation, or the like with another, shall operate as a default under this Agreement.

                  (g) UNAUTHORIZED USE OF COLLATERAL OR PROCEEDS. The assignment, sale, discount, transfer or use of the Collateral or its proceeds, except as authorized in this Agreement shall operate as a default under this Agreement.

         11. ACCELERATE ON DEFAULT. In the event of any default under this Agreement, the entire indebtedness secured by the Agreement shall become immediately due and payable.

         12. ACCELERATE ON INSECURITY. In the event the Secured Party shall deem itself insecure, the Secured Party may, at its option, declare the entire indebtedness secured by this Agreement immediately due and payable. Insecurity is defined to mean a good faith belief that the prospect of payment or performance as called for by this Agreement has become impaired.

         13. SECURED PARTY'S REMEDIES. On default or acceleration, the Secured Party shall have the following rights and remedies, which are cumulative in nature and are immediately available to the Secured party:

                  (a) All rights and remedies provided by law, including but not limited to, those provided by the Uniform Commercial Code, especially those provided in Part 5 of Article 9;

                  (b)      All rights and remedies provided in this Agreement;

                  (c) All rights and remedies provided in the Promissory Note secured by this Agreement; and


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

                  (d) All rights and remedies provided in any other applicable security agreement.

         Among those rights that are specifically included:

                           (i) RIGHT OF DIRECT COLLECTION. The Secured Party may, at its option, notify any account Debtors of the Debtors or any obligor on any obligation payable to the Debtors and serving as Collateral for this Agreement to make payment directly to the Secured Party, and the Debtors agree to cooperate fully in executing any instruments or documentation deemed necessary by Secured Party in the exercise of such right.

                           (ii) RIGHT TO CONTROL PROCEEDS. The Secured Party may, at its option, take control of any and all proceeds from such Direct Collection and apply all "Net Proceeds" to any outstanding obligations of Debtors hereunder or under the Promissory Note. "Net Proceeds" shall mean all proceeds collected and received from any account debtor of the Debtors or any obligors on any obligations payable to the Debtors, after deduction of all reasonable expenses incurred in collection of such accounts including, without limitation, all attorneys' fees and costs incurred by Secured Party or on its behalf.

                           (iii) DEFICIENCY. The exercise of the Secured Party of its right of Direct Collection hereunder and in application of any Net Proceeds to any obligation of Debtors hereunder shall in no way operate to prejudice or affect in any way Secured Party's right hereunder to at any time proceed directly against Debtors.

         14.      WAIVER OF RIGHTS.

                  (a) All rights and remedies of the Secured Party as provided in this Agreement, or as found in the Promissory Note executed in connection with this Agreement, or arising by operation of law shall continue in full force and effect during the full course of this Agreement unless specifically waived by the Secured Party in a signed writing to that effect.

                  (b) Forbearance, failure, or delay on the part of the Secured Party in the exercise of any such right or remedy shall not constitute a waiver thereof and may only be effected by a specific written agreement to that effect which is signed by the Secured Party.

                  (c) The exercise or partial exercise of any right or remedy shall not preclude the further exercise of such right or remedy.


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

         15. CHOICE OF LAW. This Agreement shall be governed and interpreted in accordance with the laws of the State of Florida.

         16. SEPARATE AGREEMENT. This Agreement and the Promissory Note secured hereby shall be construed together as an agreement separate and independent of any agreements, obligations or undertakings between the Secured Party and the Debtors, or any of them, and the existence of any claim related to such other agreements, obligations or undertakings between or among them shall not constitute a defense to the enforcement of this Agreement or the Promissory Note secured hereby, such defense(s) being expressly hereby waived by Debtors.

         17. SEVERABILITY. In the event that any provision of this Agreement shall be found to be unenforceable in any legal proceeding, the remaining provisions shall remain in force and effect.

         18. EXECUTION. This Agreement becomes effective when signed by the Debtors.

WITNESSES:                                 DEBTORS:

                                           EAGLE AMALGAMATED SERVICES, INC.


/s/ DAVID S. COOVER                        By: /s/ PHILIP RAPPA
---------------------------------              ---------------------------------
                                               Its: SECRETARY
                                                    ----------------------------
DAVID S. COOVER
---------------------------------
[Print name]                               Date: 12/15/00
                                                 -------------------------------


                                           SAC-I, INC.


/s/ DAVID S. COOVER                        By: /s/ PHILIP RAPPA
---------------------------------              ---------------------------------
                                               Its: SECRETARY
                                                    ----------------------------
DAVID S. COOVER
---------------------------------
[Print name]                               Date: 12/15/00
                                                 -------------------------------


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

                                           SECURED PARTY:

                                           FLORIDA ENGINEERED CONSTRUCTION
                                           PRODUCTS CORPORATION


/s/ DAVID S. COOVER                        By: /s/ TIM KLACE
---------------------------------              ---------------------------------
                                               Its: CHIEF FINANCIAL OFFICER
                                                    ----------------------------
DAVID S. COOVER
---------------------------------
[Print name]                               Date: 12/15/00
                                                 -------------------------------


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